EEI Conference C. John Wilder Chief Executive Officer November 7, 2006 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.
Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the company's SEC filings.
Specifically, the company makes reference to the section entitled “Risk Factors” in its annual and quarterly reports, particularly the risk factor relating to its new build program in Texas. In addition to the risks and uncertainties set forth in the company's SEC filings, the forward-looking statements in this presentation could be affected by actions of rating agencies, the ability of the company to attract and retain profitable customers, changes in demand for electricity, the impact of weather, changes in wholesale electricity prices or energy commodity prices, the company’s ability to hedge against changes in commodity prices and market heat rates, the company’s ability to fund certain investments described herein, delays in approval of, or failure to obtain, air and other environmental permits and the ability of the company to resolve the consent decree issue regarding the new Sandow 5 unit, changes in competitive market rules, changes in environmental laws or regulations, changes in electric generation and emissions control technologies, changes in projected demand for electricity, the ability of the company and its contractors to attract and retain skilled labor, at projected rates, for planning and building new generating units, changes in the cost and availability of materials necessary for the planned new generation units, the ability of the company to negotiate and finalize engineering, procurement and construction contracts for its reference plants in a timely manner and at projected costs, the ability of the company to manage the significant construction program to a timely conclusion with limited cost overruns, the ability of the company to implement the initiatives that are part of its performance improvement program and growth strategy and the terms under which the company executes those initiatives, and the decisions made and actions taken as a result of the company’s financial and growth strategies, and with respect to the InfrastruX Energy joint venture, the amount of time the PUC takes to review the transaction and the results of such review.

Today’s Agenda
Financial
Outlook
Short-term Financial Growth
Financial Sensitivities
Long-term Sources And Uses Of
Cash
Business Unit
Strategies
TXU Development/TXU Construction
TXU Power
TXU Wholesale
TXU Energy
TXU Electric Delivery
Generation
Growth Plan
America’s Power Challenge
The Texas Solution
A National Solution

TXU’s Long-Term Objectives…
1. Drive 3-5% annual improvement in reliability, efficiency, and service
2. Meet Texas’ growing demand for power with 9 GW of new baseload power generation
3. Maintain Texas residential market share by profitably gaining customers and providing innovative products and services
4. Leverage superior baseload operations, construction expertise, and structuring skills to build a 10 GW business in other
competitive US markets
5. Continue to enhance business through building strong
management and ensuring the financial risk profile is
commensurate with the business risk profile

…Will Be Executed By Businesses That Compete Across The
Entire Value Chain
Generation
TXU Power
2
nd
largest
deregulated
output
Low-cost lignite
reserves
63 TWh of
baseload
production in
gas on the
margin market
Industry-leading
performance
and reliability
Transmission
and
Distribution
TXU Electric
Delivery
6
th
largest T&D
company
Top quartile costs
and reliability
High growth region
Efficient capital
recovery
No commodity
exposure
No retail customers
Retail
TXU Energy
Large scale
competitive
retailer
Loyal
customers
Strong brand
recognition
Superior
service
Wholesale
TXU Wholesale
Access to
largest ERCOT
generation
fleet
Access to
largest ERCOT
retail position
Incumbent
regulatory
advocacy and
market design
expertise
Power
Development/
Construction
Company
9 GW active
development
program
Up to 3 GW per
year phase 2
development
program
Advantaged
construction
model
Active customer
solutions
business

TXU Power Development/Construction…
To become the
leading originator
and constructor of
baseload generation
throughout the US
Develop steady
pipeline of baseload
opportunities to add
3 GW of new capacity
annually
Construct baseload
generation 35%
cheaper and faster
and make 5% yearly
improvement
Originate long-term
off-take agreements
and equity sell
downs to ensure 30%
of construction is
sold forward
PJM Development
Program
Incumbent Customer
Solutions Strategy
Industrial Partnerships
National Advocacy
Initiative
Proprietary Construction
Whole System Approach
Advantaged Relationships
With Top Contractors And
Manufacturers
Low-cost Country, Scaled
Sourcing Program
Learning Curve Codification
Program
Muni/Co-op Solutions
Industrial Solutions
Equity Partnership
Solutions
Mission
Objectives
Strategies

…Is Focused On Driving Advantages In Construction Costs
And Origination Channels
1,100
1,600
2,000
Recent
anecdotes
US average TXU target
Leveraging scale to redefine costs…
06E; $/KW
…and construction time…
06; Months
…following other successful build programs…
Kerr McGee Deepwater platform costs
96-04; Index=100
…and locking up forward Texas power sales
Incremental Municipal and Cooperative load
05-15E; Percent
31%
42%
27%
Active
negotiations
Targeted demand
Demand not
targeted
100% = 3.6 GW
0
25
50
75
100
96 97 98 99 00 01 02 03 04
30% learning
curve factor
50 50
32
Recent
antecdotes
US average TXU target

TXU Power…
To become the safest
and most productive
operator of baseload
generation in the US
Achieve industry
leading safety
performance
Achieve top decile
reliability and
operating cost
performance
Sustain year-over-
year real productivity
improvements of 5%
across all operations
Safety-first Attitude
Embedded In Culture
Comprehensive
Training Program
Safety Recognition And
Incentive Programs
Reliability Centered
Maintenance Program
Worldwide Supply Chain
Management
Reliability Optimization
Initiative
Power Optimization Center
Integration
TXU Operating
System Phase II
Industrial
Partnerships/ Global
Best Practices
TXU Academy
Mission
Objectives
Strategies

60
70
80
90
100
60 70 80 90 100
60
70
80
90
100
10 20 30 40 50
Top decile
03
05
08E
… Is Focused On Delivering Year-Over-Year Generation
Performance Improvement
Capacity factor vs non-fuel O&M
03-08E; Percent, $/KW-yr
0.07
0.00 0.00
EEI top
decile
05 YTD 06
…combined with superior coal operations…
Industry-leading safety performance…
…and a focus on continuous improvement …a top-performing nuclear operation…
3
2 2
1
7
Refining Steel Telecom TXU Power
(05-08E)
US Gen-
eration
Industry annual productivity improvements
83-03; Percent
Baseload plant lost time rate
05-06; Incidents/200k hrs
Top decile
03
05
08E
Capacity factor vs non-fuel O&M
2
03-08E; Percent, $/KW-yr
1 Average of EEI top decile fossil & nuclear lost time rate
2 Normalized for outages & non recurring expenses
1

TXU Wholesale…
Deliver best in class
energy management
services to internal
and external
customers
Optimize value and
manage risk across
TXU native assets
Develop and expand
wholesale market
presence
Provide proprietary
commodity insights
and perform market
advocacy
Retail Risk Mitigation
Initiative
Commodity Hedging
Program
Risk Management
Culture
Systems/Process
Initiative
Fundamentals And
Quantitative Analysis
Center
National Regulatory
Advocacy Program
National Commodities
Expansion Program
Ex-Texas Growth
Initiative
Large Customer
Solutions
Mission
Objectives
Strategies

Emissions and Weather
Natural Gas
…Is Focused On Managing Key Risks To Support TXU’s
Growth Objectives
0
25
50
75
100
125
150
0 20 40 60 80
PRB coal cost
03-06E; $/MMBtu
Ensuring competitive fuel sourcing… …and optimizing asset value…
…all leveraging proprietary market
fundamental perspectives
1.43
1.39
1.24
1.23
03 04 05 06E
Millions
tons of coal
6.4 7.8 9.0 9.4
…while actively managing key risks…
Generation Wholesale Retail
Selling excess power forward
Purchasing required shaped power
Dispatching power generation
Executing hedging transactions
Cumulative Capacity (GW)
Heat Rate
TXU Corp Net Natural Gas Economic Position
07-10; Million MMBtu
~(5) to 5
~0 to 10
~30 to 90
~95 to
175
07 08 09 10

TXU Energy…
To become the
national leader
in competitive
retail electricity
Achieve
industry-
leading
customer
service
Continue
developing
innovative
customer
solutions and
offerings
Achieve 40%
market share in
ERCOT
residential
retail market
Enter new
markets to
grow $50
million
business ex-
Texas
Worry-free Service
Positioning
Differential Care, Multi-
channel Strategies
Self-service
Technologies  Initiative
Customer Loyalty
Programs
Predictive Modeling
Churn Minimization
Products Strategies
Multi-Channel
Partnering Strategy
Mission
Objectives
Strategies
Long-Term
Commercial
Contract Strategy
Enhanced
Hedging Program
Strategic
Customer
Acquisition
Initiative
North Texas Three-
year Price
Protection
Value-Added
Offering Strategy
Proprietary
Technology
Development
Initiative

…Is Focused On Creating An Industry-Leading Retail Model
Residential product offerings from AREP
Oct 06; Number
10
5 5
3
2
TXU RRI CPL WTU FC
Industry-leading customer satisfaction…
268
11 11
Average speed to answer
03-08E; seconds
Top decile
…with a set of innovative offerings…
…combine to support Texas load growth… …and provide for growth in new markets
26
22
4
11
06 10E
ERCOT residential load
06-10E; TWh
30
33
Out of
territory
In
territory
03
05
08E
Active competition
Potential competition

TXU Electric Delivery…
To become the most
economical and
reliable shipper of
electricity in the US
Achieve top-decile
reliability with SAIDI
of less than 60
minutes per year
Ensure operating
performance goals
while maintaining
top-quartile cost
performance
Achieve congestion
reductions of 50%
through grid
management and
investment
Asset Rehabilitation
And Modernization
Initiative
Distributed Smart
Grid Technologies
Broadband Over
Power Line Network
Infrastrux Energy
Services Strategic
Partnership
Self-healing Network Via
Smart Switches
Advanced Technology
Development Initiative
Grid Optimization
Though Wide Area
Visualization Program
Transmission Grid
Capacity Initiative
Processor-based
Protection Systems
Mission
Objectives
Strategies

… Is Focused On Cost-Efficient And Reliable Performance
70
1,570
2,770
05 08E 10E
Automated meter installations
05-10E; Cumulative (thousands)
Non-storm SAIDI
03-08E; Minutes
O&M and SG&A per customer
03-08E; $/customer
70
77
74
03 05 08E
Top decile
166
184 186
03 05 08E
Improving system reliability… …and cost structure…
… while focusing on technology… …and capital investment
283
293
407
600
731
81-90 91-95 96-00 01-04
06-11E
Average annual capex investment
81-11E; $ millions

Today’s Agenda
Financial
Outlook
Short-term Financial Growth
Financial Sensitivities
Long-term Sources And Uses Of
Cash
Business Unit
Strategies
TXU Development/TXU Construction
TXU Power
TXU Wholesale
TXU Energy
TXU Electric Delivery
Generation
Growth Plan
America’s Power Challenge
The Texas Solution
A National Solution

Key Challenges Facing United States Power Industry
Decreasing reliability caused by power demand growth and
generation permitting and construction challenges
1
3
Increasing electricity prices caused by high-priced natural
gas and utilization of less efficient generation capacity
4
Sub-optimal environmental performance caused by
continued use of aging, inefficient existing generation
2
Increasing reliance on imported energy caused by a 300 GW
buildout of gas capacity combined with decreasing US
reserves

Decreasing Reliability…
1
3,600
3,800
4,000
4,200
05 06 07E 08E 09E 10E
Sustained US power demand growth...
US electricity demand
05-10E;  TWh
8%
Minimum
reserve
margin
…and projected low reserve margins
07E-11E; GW
15
14
15
19
9
8
11
5
ERCOT MRO RFC WECC
07E
11E
Source: NERC
…combined with complex policy issues…
Breakeven power prices
06; $/MWh
180
86
73
60
50-53
Solar Wind Nuclear CCGT Coal
Not
dispatchable
…have created a supply-demand imbalance…
Incremental demand and supply growth
06-15E; GW
141
57
Demand Supply
Source: NERC
Incremental
demand exceeds
supply 2.5x

… With An Increasing Reliance On Natural Gas…
2
17
19
21
23
25
95 97 99 01 03 05 07E 09E
…causing a growing supply deficit…
US Natural gas supply and demand
95-10E; TCF
Supply
Demand
…has increased US demand for natural gas…
US natural gas demand
95-05; TCF
18
17
4
5
95 05
22
Other
29%
7%
Power
22
A massive natural gas generation buildout…
US generation development
95 - 06; GW
Nat Gas Renew Coal Hydro Other
13
9
7
2
296
Source: Energy Velocity
14
41
3
15
27
…and increasing reliance on foreign reserves
World natural gas reserves
05; Percent
Russia
Other
Qatar
Iran
U.S.
(100% = 6,338 TCF)

…Has Caused Increased Prices…
3
0
2
4
6
8
10
12
95 97 99 01 03 05 07 09
Higher natural gas costs…
95-10E; $/MMBtu
343%
1.7
4.5
2.0
2.5
3.1
3.5
…and growing demand across the US…
Increase in year over year peak demand by
NERC region
06; Percent
PJM ERCOT SPP CAISO ISO-NE NY-ISO
19
33
59
72
MD DE PA
IL
…with the expectation of higher prices
Impact on residential rates
06-07E; Percent increase
0
50
100
150
0 20 40 60 80
…is increasing heat rates…
ERCOT supply curve example
06; $/MWh @ $8/MMBtu gas
Cumulative Capacity (GW)
Peak demand
06 10E

…And Less Than Optimal Environmental Performance
…resulting in higher emissions
NO
X
emission rate
06;  lb/MMBtu
0.03
0.05
0.13
0.33
CCGT New coal Peaker
unit
Old coal
Increasing usage
with decreasing
reserve margins
4
…causing the US to rely on an aging fleet…
Age of US coal fleet
06; Percent
9%
1%
16%
8%
34%
32%
>50yrs
<10yrs
10-20yrs
21-30yrs
31-40yrs
41-50yrs
100% = 313 GW
Environmental performance has improved…
Electric demand vs. key emissions
80-05; Indexed to 1980 levels
0
50
100
150
200
80 85 90 95 00 05
Electric
usage
SO
2
NO
X
...but construction cycles remain long based
on permitting uncertainty…
06E; Months
120
72
45
24
CCGT PC IGCC Nuclear

TXU Started By Meeting These Challenges In Texas
Ensuring reliability and reducing reliance of natural gas
through a plan to bring on 9 GW of new capacity by 2010,
rebalancing the Texas supply stack and helping to maintain
adequate reserve margins through 2014
5
Lowering prices by leveraging a scale power generation
program to displace high cost generation and share savings
with our customers
6
Improving the environment through the largest ever
voluntary offset program and displacement of less efficient
generation capacity
7

9
7
5
3
12
12
11
15
16
17
29
26
30
23
16
0
10
20
30
40
00 03 06E 09E
TXU’s Program Will Help Ensure Reliability And Reduce
Reliance On Natural Gas In Texas…
Historical and projected ERCOT
reserve margins
00-11E; Percent
2000 – 2004
22 GW of natural gas fired
generation added;
adequate supplies
2005 – 2007
Rapid
demand
growth
eliminates
reserve
2008 – 2011+
Dangerously
low supplies
require 1.5 GW
per year
Source:  ERCOT, 10/1/05 and 6/19/06
19
17
12
Impact of TXU Power
Generation Program
5
65
58
42
42
58
35
US Texas 06E Texas 10E
77 GW
100%=
1,070 GW
Gas
Other
90 GW
Generation capacity by fuel type
06-10E; Percent
Reduction in gas
reliance and
volatility by shifting
the stack away from
gas towards solid
fuel

…Allowing TXU To Deliver Lower Cost Power To Its
Customers…
50-53
76-79 17
4
5
Decreased
capital costs
TXU
target
Decreased
fuel costs
Expectations
for subscale
builder
Without scale, it would be virtually impossible for TXU
to deliver needed cost savings to its customers
Breakeven power prices for TXU’s Power Generation Program
06E; $/MWh
Operational
advantages
1.7
Market savings
Total annual ERCOT market
savings
11E; $ billions
Forward power price
6

…While Continuing To Improve The Texas Environment…
TXU has committed to the largest voluntary emissions reduction in U.S. history
TXU’s plan will more than double its capacity in Texas while cutting key emissions by 20% and its emission rates by 70%
0.0 12.1 0.0
Additional reductions from displacement of 3
party units
(20%) (20%) (20%) Reduction relative to 05 TXU emissions
.0005 8.4 54.6 Total TXU reductions
(30%) (82%) (63%) TXU emissions rates
1
relative to US average
.0020 33.7 218.5
Emissions after new development and
voluntary reductions
2
nd
1
st
1
st
US ranking
1
among 20 largest coal generators
.0025
Hg NO
X
SO
2
Estimated key emissions
Thousands of tons
273.1 42.1 2005 emissions (nine existing facilities)
7
1 TXU after new power generation development program and retrofits; relative to average US coal plant rd

…And Investing To Ensure The Plants Are Ready For
Potential Future Regulations
7
…and being designed for potential future
carbon capture
Options for CO
2
storage
TXU
status
IEA
1
requirements to be
considered carbon
capture ready
Design studies on
potential separation
methodologies
Pre-investments
including plant siting
Sufficient space in
critical access locations
TXU is commercializing the most efficient coal plants and continues to ensure the plants will be able to be retrofitted with carbon capture technology in the future
1,050 1,050
1,050
1,085 1,085
Building the most efficient plants in the country…
Coal plant steam outlet temperatures for plants
under construction
06E; Degrees Fahrenheit
Meet EPRI
advanced
supercritical
standard
TXU
reference
plant
Plant
A
Plant
B
Plant
C
Plant
D
1 International Energy Agency

TXU’s Texas Program Is Progressing Well, Despite Market
Shifts In Cost And Regulatory Delay
Leveraged Kaizen events to design most economical advanced supercritical boiler that is carbon capture and sequestration ready
Plant design
Uncovering opportunities for improvements to be used in next phase Supply chain
Successfully executed significant hedging transactions to support ability to project finance
Hedging
Open book process continuing on schedule
Some labor pressure, but plants coming in on schedule
Construction
Reference plant draft permits issued - final permits expected 2Q07
Oak Grove delayed to January but no impact on critical path
Sandow consent decree pending resolution
Permitting
Gas weakened slightly
Reserve margin expectations continue to tighten
Market
environment
Active negotiations with over 1 GW of long-term demand
In discussions to sign up majority of long-term Texas demand
PPA’s
Obtained commitment for $11 billion non-recourse project financing
Continuing to evaluate optimal capital structure
Financing
LOI’s signed or in approval process for sale of 600 MW of Oak Grove and 50% of another facility
Sell down process for equity participation in program underway
Equity
partnerships
Constructive negotiations with shippers based on size and dual rail access Rail and fuel
Remarks Grade Category
Low
High

TXU Is Now Focusing On Its National Plan
8
Establishing profitable market entry strategies across
markets to help customers meet their energy challenges
9
Redefining the performance potential of new build baseload
generation by taking advantage of the global supply
learning curve to drive down prices and increase returns
10
Advocating for tougher environmental standards and
investing in technologies to redefine the environmental
performance of new generation

Expanding The Portfolio Outside Of Texas…
8
Working to build a business in PJM…
…originating up to 10 GW of new generation…
7
14
35
Oil shale Tar sands Aluminum
…exploring the potential for long term
energy intensive industrial demand…
Potential incremental demand
20E; GW
…and designing a model for new coal to
economically replace existing coal
Designing a
model for
new coal to
compete in
coal on the
margin
markets
High
Low
7X24
prices
Final fuel plan
Key stakeholder
agreements
completed by end
of 06
Geo-technical
evaluation
3 GW of sites identified/
secured
Preliminary transmission
studies complete
Site engineering complete
Preliminary air modeling
complete
Permit levels identified
and discussed with states
Outstanding Completed
2.5 3
Letters of intent¹
3.5 4 Advanced discussions
4 5 Preliminary discussions
0 0 Definitive agreements
10 12 Total
GW Units Status
1
Letter of intent signed or in approval process.

…Redefining Performance To Deliver Lower Cost Power
And Open Up New Market Opportunities…
9
59
50
40
32
US average TXU today TXU future
target
Average
LCC
Power prices
06; $/MWh
…that could help TXU deliver lower costs…
Sourcing in Low Cost Countries (LCC)…
Sourced
in LCC
Coal plant component costs
06; $/KW
98
77
335
58 57
195
Boilers Turbines Balance of
plant
Sourced
in US
40% 26% 42%
600
1,000
1,400
1,800
2,200
7.5 8.0 8.5 9.0 9.5
…potentially creating a new market opportunity
Breakeven conditions to displace generation
06; $/KW of capital cost
Plant heat rate (MMBtu/MWh)
Displace existing gas
Displace old coal
Today
TXU vision
…implying a $300/KW advantage in the US…
540
80
850
230
Incremental
env. capital
LCC coal
plant
US
labor
US
normalized
Normalized LCC construction cost
06E; $/KW

…Advocating For Tougher Environmental Standards And
Investing To Improve Performance…
10
…and CO
2
emissions over the long term…
CO
2
emissions rate
20E; Tons/ MWh
0.80
0.54
0.42
0.96
Coal
today
Reduction
levers
Long-term
vision -
CCGT
Peaking
gas
(11 HR)
TXU is redefining environmental standards for
regulated emissions...
For every incremental 1 ton of emissions of
SO
2
, NO
X
, and Hg from new generation,
existing emissions in Texas must be
reduced by at least 1.2 tons
Fuel
Generation Demand
…while working to commercialize
technologies across the entire value chain…
Combustion
Gasification
Efficiency
Flue gas
removal
Customer
initiatives
• Coal
cleaning
• Waste to
energy
• Oxy-
firing
• R&D
partnership
•
Solid CO2
capture
• Chilled
NH3
• MEA
• Storage
study
• Time of
use retail
products
•
CO2 free
products
• Efficiency
solutions
…and starting an environmental ventures
fund to spur investment in this area
$200
million
fund
TXU
Bank
Venture
capital
Equipment
supplier
Advisory
Board

TXU Is Positioning Itself To Be A Leader Over The
Long Term…
Proven track record of value creation, capital
allocation, and risk management
Valuation and risk
management
Internal group with development and nodal
modeling capabilities across multiple regions
Transmission expertise
Internal group of professionals with global
experience in multiple technology developments
Development expertise
Developing national capabilities to augment strong
Texas skill base
National advocacy
Proprietary Whole System Approach to
construction
Construction expertise
Successfully implemented global sourcing effort to
reduce construction cost and time
Global supply chain
management
Track record of best in class performance and
experience in fuel handling and blending
Baseload operational  and
fuel handling expertise
Developing national capabilities to augment strong
Texas skill base
National regulatory
expertise
Description TXU Key capability
Low
High

16-23
9
2-4
5-10
ERCOT Merchant
PJM
Customer
business
Total
…And Has Line Of Sight Around 17 GW Of New Generation
Development
…and TXU has line of sight around 17 GW of
development
06-20E; GW
TXU is in substantive negotiations to develop 8 GW outside of ERCOT
45
78
160
Total US growth
opportunity (06-20)
Advanced coal
replacing
existing gas
Advanced
coal replacing
existing coal
Incremental
growth
283
There is potentially an enormous
opportunity to add new generation…
06-20E; GW

Today’s Agenda
Financial
Outlook
Short-term Financial Growth
Financial Sensitivities
Long-term Sources And Uses Of
Cash
Business Unit
Strategies
TXU Development/TXU Construction
TXU Power
TXU Wholesale
TXU Energy
TXU Electric Delivery
Generation
Growth Plan
America’s Power Challenge
The Texas Solution
A National Solution

Commodity and Capital Allocation Impacts Have Reshaped
The Earnings Power
~(.45) 0
Sell-down reduces risk and improves
capital returns but reduces EPS
9.75-10.00
1
5.75
May 06 business plan
7.55-7.85 5.25-5.55 Current business plan
~(.50) ~(.15)
Increased growth investment, reduced
OCF, and higher share prices reduce the
# of share repurchased
~(1.20) ~(.20)
Lower wholesale power prices reduce
gross margins for TXU Power and
reduce TXU Energy’s gross margin
when they are passed on to customers;
PRB increases
11 07
Earning Power Impact
Commodities
Capital
Allocation
Sell-downs
TXU’s new build strategy enables a 5-year growth trajectory of 8-10%
1 2010 indicative earnings as of May 2006

TXU is investing in its core business while returning a significant amount of capital to shareholders.  Over 06-11, > $1 bn is earmarked for additional growth investments
07E-11E
19-22
Core portfolio capex
Cash for investment/
distribution
OCF
Sources of cash
1
07E-11E (indicative); $ billions
07E-11E
Uses of cash
1
07E-11E (indicative); $ billions
Dividends
De-levering
Electric
Delivery debt
19-22
Through 2011 TXU Is Generating Significant Free Cash Flow
And Planning Very Significant Investments
16.5-18.0
1.5-2.0
1.0-2.0
8.5-9.5
3.5-4.0
1.5-2.0
5.5-6.5
New plant equity
sell-down
1 Excludes capital expenditures and operating cash flows for the 11 new ERCOT development units expected to be reimbursed from TXU
Power Development Company’s non-recourse financing.

TXU’s Risk Strategy Will Lock-In Substantial Value For The
New Build Projects…
New build program NPV distribution
06; Number of trials
1.0 0.5 1.0 1.0 New GW
$0.20-$0.25
Base exposure
Base exposure
1.6
30% reduction 65% reduction 30% reduction Gas exp.
$0.35-$0.45 $0.15-$0.20 $0.19-$0.24 Earnings (GW)
0% reduction 49% reduction 0% reduction Carbon exp.
4.2 2.4 1.6 PV/I
Merchant coal plant
-1000 0 1000
P(NPV<0)= 13%
1
Impact: Hedges/PPA’s
-1000 0 1000
Hedge volumes for debt
financing and sell forward
volumes above hold case
P(NPV<0)= 7%
2
-1000 0 1000
Impact: Sell downs
Sell down up to 49% equity
at prices at or above hold
case
P(NPV<0)= 3%
3
-1000 0 1000
Impact: Continued
build and performance
Continue to construct
capacity and ride down
learning curve
P(NPV<0)= 1.5%
4

3.0 4.0 5.0 6.0 7.0 8.0
Value of new build strategy to TXU
06
Levelized natural gas price
$/MMBtu
…While Helping To Build The Option To Capture Upside
A merchant model is
completely levered to gas
prices with the potential to
destroy value at low gas
prices
The combination of locking in value today through hedging, PPA’s and sell downs and building the option to add capacity creates a robust business model
The combination of hedges,
and sell downs reduces gas
exposure and helps to
ensure value capture even in
downside cases
Developing the option to
build allows TXU to capture
significant upside in high
commodity environments
Option to
build
comes in
the
money

Expansion Opportunities Give TXU The Ability To Grow
Under Different Scenarios…
~30
~20
~9
GW added
by 2015
The backwardated gas curve, combined with
slow technology advances provides a limited
window over the next 10 years for coal to be
the winning new build technology
New coal is not advantaged enough to fully
displace existing coal
Advanced
coal on gas
opportunity
Improvements in new coal technology, costs,
efficiency, and environmental performance
allow it to displace existing, inefficient, high
emission generation
The 280 GW opportunity for new development
becomes economically available
Advanced
coal on
old coal
opportunity
Backwardated gas prices, severe greenhouse
gas regulations, slow technology
improvements, and/or regulatory barriers limit
the potential for coal outside of Texas
Texas only
Description Scenario

… And The Ability To Grow EBITDA In A Backwardated
Commodity Environment
11.2
2.5
2.5
6.2
0.5
1.0
~6.7
TXU
2011E
(including
ERCOT
new build)
Potential EBITDA
11E-15E; $ billions
Backwar-
dated
commodity
environment
Core business
performance
improvements
TXU 2015E
in Texas
only
scenario
Advanced
coal on gas
opportunity
Advanced
coal on coal
opportunity
2015E
potential
Successful execution of the build strategy could provide a solid long-term
EBITDA growth strategy overcoming the backwardated commodity environment
7-14%
CAGR

TXU: Competitively Positioned To Meet America’s Energy
Challenges
1. Competitively advantaged businesses across the value chain positioned for long-
term success
– Structurally advantaged low cost position difficult to replicate
– Industrial skill set focused on top decile operations
– Scale to drive waste out of the value chain
2. Business model to profitably meet America’s energy challenges
– Advantaged build model to help improve reliability, lower prices and improve the environment
– Focus on driving new build construction costs to worldwide low cost levels
– Advocacy for tougher environmental standards to help remove inefficient existing generation from service
– Investment in the next generation of technology to improve the environment
3. Balanced focus on rigorous capital allocation and organic growth that will overcome the backwardated commodity environment
– Reduced 07E earnings based on a functioning competitive market and value being returned to the customer
– 5-year earnings growth of ~8% to 10% based on the Texas new build program
– Continued long term EBITDA growth based on success of Ex-ERCOT strategy

Appendix – Regulation G Definitions

Financial Definitions
Cash provided by operating activities. Operating Cash Flow
(GAAP)
Operational Earnings Per Share (a non-GAAP measure) is defined as per share
(diluted) income from continuing operations, excluding special items. Beginning in the fourth quarter of 2006, TXU also plans to exclude all effects of unrealized cash flow hedging ineffectiveness and market-to-market gains or/and losses on positions in its long- term hedging program from operational earnings because management believes such presentation will more appropriately reflect the ongoing earnings of the business. The effect is that only realized gains and losses on positions in the long-term hedging program are reflected in operational earnings. TXU forecasts earnings on such operational earnings basis and is unable to reconcile forecasted operational earnings to a GAAP financial measure because forecasts of special items and material non-recurring items or ineffectiveness or market-to-market gains or losses on its long term hedging program are not practical. TXU relies on operational earnings for evaluation of performance and believes that analysis of the business by external users is enhanced by visibility to both reported GAAP earnings and operational earnings.
Operational Earnings per
Share (non-GAAP)
Income from continuing operations before interest income, interest expense and related charges, and income tax plus depreciation and amortization and special items. EBITDA is a measure used by TXU to assess performance.
EBITDA (non-GAAP)
Capital expenditures. Capex
Definition
Measure

The Need For Power In Texas

1. Natural Gas Fundamentals And Reliance On Gas-Fired Generation Have Placed Texas' Power Supply At Risk...

Growing supply deficit for US natural gas...
95-10E; TCF

25
23
21
19
17
95 97 99 01 03 05 07 09
US demand
US supply

...and increased reliance on foreign reserves...
05; Percent (100% = 6,338 TCF)

Over 80% of total world reserves are controlled by foreign governments
Other
41
Russia
27
Iran
15
Qatar
14
U.S.
3

...have driven high and volatile prices...
95-10E; $/MMBtu*

343%
12
10
8
6
4
2
0
95 97 99 01 03 05 07 09

...particularly in markets with gas on the margin
06; Percent of time gas is on the margin

90+
79
58
47
40
FRCC
ERCOT
WECC
NEPOOL
Entergy
SPP
PJM

* Projected prices from 06-10 based on calendar strip prices as of Aug 31, 2006

2. ...That Is Further Complicated By Rapidly Growing Demand And An Aging Generation Fleet

Texas has a rapidly growing population...
Total population growth
00-15E; Millions of people

8.3
6.7
6.2
2.4
2.0
2.0
1.4
1.1
1.1
0.8
CA TX FL AZ GA NC VA NV WA MD

...that will deplete current reserve margins...
ERCOT reserve margins
00-11E; Percent

16
23
30
26
29
17
16
15
11
9
7
5
00 02 04 06E 08E 10E

...and stress an aging generation fleet...
ERCOT generation fleet age
06; Percent of generation capacity
100% = 77 GW

41-60yrs
>60yrs
<10yrs
21-40yrs
22%
8%
2%
35%
19%
18%
21-30yrs
10-20yrs

...resulting in increasing heat rates
ERCOT generation supply
06; $/MWh @ $8/MMBtu gas

Peak demand
06
10
150
100
50
0
0 20 40 60 80
Cumulative capacity (GW)

3. TXU Examined All Generation Technologies...

Competitive technology
Technology
Horizon 1
0-5 years
Horizon 2
5-15 years
Wind
Constructible
Cost effective with subsidies
Gas
Constructible
Reliable
Pulverized coal
Constructible
Reliable
Cost effective
IGCC
Constructible
Reliable
Cost effective
Nuclear
Constructible
Reliable
Cost effective

4. ...And The Tradeoffs Associated With Each

Levelized price to achieve full reinvestment economics
06; $/MWh

Capital recovery
Fixed O&M
Emission cost
Fuel and variable O&M
86
71
15
73
58
8
7
71-74
45-48
7
0.6
18
60
15
2
0.2
43
50-53
25-28
4
20
Wind*
Advanced nuclear
IGCC
CCGT
Super-critical coal

Supercritical pulverized coal has a distinct advantage over the other technologies and could have a steep learning curve to widen the gap

* Includes $[illegible]/MWh renewable energy credit (REC); does not include production tax credit (PTC)

The Need For Power In Texas

TXU's Plan Will Help Meet These Challenges In Texas

5

Historical and projected ERCOT reserve margins
00-11E; Percent
40
30
20
10
0
Impact of TXU Power Generation Program
16
23
30
26
29
17
16
15
11
12
19
17
3
12
12
9
7
5
00
03
06E
09E
2000 – 2004
22 GW of natural gas fired generation added; adequate supplies
2006 – 2007
Rapid demand growth eliminates reserve
2008 – 2011+
Dangerously low supplies require 1.6 GW per year

Source: ERCOT,

Generation capacity by fuel type
06-10E; Percent
100%= 1,070 GW
77 GW
90 GW
Other
Gas
58
42
35
65
42
58
US
Texas 06E
Texas 10E
Reduction in gas reliance and volatility by shifting the stack away from gas towards solid fuel

6

Breakeven power prices for TXU's Power Generation Program
06E; $/MWh
Forward power price
76-79
17
5
4
50-53
Expectations for subscale builder
Decreased capital costs
Decreased fuel costs
Operational advantages
TXU target
Total annual ERCOT market savings
11E; $ billions
1.7
Market savings

7

...While Continuing To Improve The Texas Environment

Estimated key emissions Thousands of tons	SO_2	NO_x	Hg
2005 emissions (nine existing facilities)	273.1	42.1	.0025
Emissions after new development and voluntary reductions	218.5	33.7	.0020
Total TXU reductions	54.6	8.4	.0005
Reduction relative to 05 TXU emissions	(20%)	(20%)	(20%)
Additional reductions from displacement of 3rd party units	0.0	12.1	0.0
US ranking[1] among 20 largest coal generators	1st	1st	2nd
TXU emissions rates[1] relative to US average	(63%)	(82%)	(30%)

8

Coal Is The Fuel Of Choice

While TXU Believes A Portfolio Of Technologies Is Needed To Meet America's Energy Challenges...

Technology
Horizon 1
0-5 years
Horizon 2
5-15 years
Wind
Constructible
Cost effective with subsidies
Gas
Constructible
Reliable
SCPC
Constructible
Reliable
Cost effective
IGCC
Constructible
Reliable
Cost effective
Nuclear
Constructible
Reliable
Cost effective
Capacity additions represent 12% of 06-20 US demand growth

TXU aspiration: balanced portfolio of state of the art generation

Technology	GW
Wind	1.5
SCPC	23.0
IGCC	0.0
Nuclear	2.5
Total	27.0

Technology	GW
Wind	3.0
SCPC	30.0
IGCC	6.0
Nuclear	8.0
Total	47.0

1

...Today, Supercritical Coal Appears To Have The Economic Advantage

Levelized price to achieve full reinvestment economics
06; $/MWh
Capital recovery
Fixed O&M
Emission cost
Fuel and variable O&M
86
71
15
73
58
8
7
71-74
45-48
7
0.6
18
60
15
2
0.2
43
50-53
25-28
4
1.0
20
Wind[1]
Advanced nuclear
IGCC
CCGT
Supercritical coal

Supercritical pulverized coal has a distinct advantage over the other technologies and could have a steep learning curve to widen the gap

[1] Includes $3/MWh renewable energy credit (REC); Does not include production tax credit (PTC)

2

While The Characteristics Of Wind Generation Make It Difficult To Meet Long-Term Baseload Demand...

Wind availability versus hourly electricity demand in ERCOT
06; Percent
100
80
60
40
20
0
1
5
9
13
17
21
Hours
Hourly demand
Wind capacity
At peak demand periods wind averages less than 20% capacity

Not only does wind peak in the off-peak hours, it peaks in the shoulder months

Source: AWEA Second Quarter Market Report, July

3

...Wind Must Be Part Of The Solution

TXU plans to double its wind portfolio by 2010...

TXU wind generation purchases
05-10E; MW
146%
580
930
1,100
1,260
1,425
06E
07E
08E
09E
10E

...furthering Texas as the nation's leader in wind generation capacity

Total wind generation capacity
06; MW
2,370
2,325
825
800
TX
CA
IA
MN

TXU is the largest purchaser of wind generation in Texas

Source: AWEA Second Quarter Market Report, July

4

Coal Is The Fuel Of Choice

There Must Be Regulatory And Capital Breakthroughs To Make Nuclear Generation Competitive In The Long Term…

High construction costs… **…combined with long lead times…** **…result in a high total cost relative to coal**

Construction costs
06E; $/KW
127%
2,500
1,100
SCPC coal
Nuclear
Installation time
06E; Months
167%
120
45
SCPC coal
Nuclear
Breakeven power price
06E; $/MWh
43%
70-73
20
73
CO2[1]
50-53
SCPC coal
Nuclear

The lack of a long-term spent fuel solution also makes nuclear a longer-term generation solution

[1] Based on potential carbon scenarios with current European ETS pricing

5

…As Well As Solutions For Long-Term Storage Of Spent Fuel

Escalating costs with expectations of additional increases…

Estimated construction cost for the Yucca Mountain Project
86-00; $ billion[1]

76%
60
34
86
00

…and concerns about storage capacity have made nuclear capacity additions uncertain

Estimated U.S. used nuclear fuel accumulation
00-50E; Thousands of tons of heavy metal (tHM)

200
150
100
50
0
00
05
15
25
35
45
MIT "global growth" scenario
Nuclear growth scenario
Yucca Mountain capacity according to DOE 01 study (83,800 tHM)
Yucca Mountain legal capacity (63,000 tHM)

A solution for spent fuel must be defined before nuclear can be a long-term solution for America

[1] 02 dollars

6

Today, IGCC Is Uncompetitive With The Supercritical Coal Technology

Breakeven power price of SCPC and IGCC in Texas
06; $/MWh

60-63
1
1
13
4
1
3
2
71-74
TXU PC reference plant
Lower emissions cost
Lower heat rate
Higher capital cost
Lower capacity factor
Longer ramp up time
Longer time to build
Higher operating cost
IGCC estimate

PC ref plant	Per TXU estimate	9,730 MMBtu/MWh	$1,700/KW nominal	[illegible]	None	38 months (online [illegible])	$42/KW/yr
IGCC baseline	Per TXU estimate	8,520 MMBtu/MWh	$1,800/KW nominal	[illegible]	6 Months	42 months (online [illegible])	$56/KW/yr

- *IGCC is unproven on coal available in Texas*
- *Longer construction time makes it difficult to hedge output*
- *Cost of carbon capture is not necessarily advantaged*

Source: GE; EPRI, academic literature; press reports

7

Gas Fundamentals And Improvements In Supercritical Coal Make It The Winning Economic Technology Today

Coal is a relatively low cost fuel source…

Commodity prices
99-06; $/MMBtu

12
9
6
3
0
191%
Natural Gas
Coal
29%
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

…in abundant supply in the US

US reserves
04; Years of remaining reserves

1,900%
200
10
Gas
Coal

Coal technology has become more cost effective…

Improvements in construction cost
95-05; Percent reduction

104%
45
22
Gas
Coal

…and emissions have been reduced dramatically

NO_x emissions from US power plants
05; Lbs/MMBtu

85%
0.33
0.05
0.03-0.13
US average coal
TXU new coal
Gas

8

Coal Is The Fuel Of Choice

TXU Is Investing In The Newest Technology…

06E; Degrees Fahrenheit

1,085
1,085
Meet EPRI advanced supercritical standard
1,050
1,050
1,050
TXU reference plant
Plant A
Plant B
Plant C
Plant D

…designed for potential future carbon capture

IEA requirements to be considered carbon capture ready	TXU status
Sufficient space in critical access locations	✓
Options for CO_2 storage	✓
Design studies on potential separation methodologies	✓
Pre-investments including plant siting	✓

9

…To Ensure The Plants Are Part Of The Environmental Solution

Average emission rates
70-15E; Lbs/MMBtu

SO2
NOx
4.37
1.08
0.78
0.29
0.35
0.12
0.29
0.12
~0.2
~0.1
0.10
0.05
>90%
US Avg 1970
US Avg 2004
Texas 2004
CAIR 2015
Oak Grove, Sandow 5
Reference plants

TXU's new plants will operate with the best available control technology, reinforcing Texas' proven environmental track record

10

TXU Is Proactively Investing In Next Generation Technologies

TXU is investing across technologies…

Horizon 1
0-5 years
Horizon 2
5-15 years
Wind
Gas
Advanced coal
IGCC
Nuclear

Generation
Demand
Fuel
Combustion Gasification
Efficiency
Flue gas removal
Customer initiatives
Coal cleaning
R&D partnership
Storage study

…acquiring the lowest-cost carbon offsets across the world economy…
06; $/ton

120
80
60
20
0
Methane capture
Industrial gas capture
Transport efficiency
No-till farming
0
1
2
3
4
5
6
7
8
CO2 reductions (Billion tons)

TXU
Bank
Equipment supplier
Venture capital
$200M fund
Advisory Board

11

As In Europe, TXU Believes These Advances Will Continue To Make Coal The Winning Technology

Levelized breakeven power cost
$/MWh

100
80
60
40
Wind
IGCC
Nuclear
SCPC
CCGT @ 6.50/MMBtu
0
5
10
15
20
25
30
35
CO2 credit, $/ton

European announced new build capacity
11+; Percent (100%=54 GW)

Other
Coal
Wind
5
40
33
5
13
4
Nuclear
Natural gas
IGCC

- *It would take a combination of low gas prices and high sustained carbon prices to make the winning technology a non-coal technology*
- *This gap will continue to widen as the coal construction learning curve is exploited*

12

TXU Development: Solving America’s Energy
Challenges
1 2
3 4
TXU Power Development Is Focused On Developing A
Pipeline Of Origination Opportunities
To become the
leading originator
and constructor of
baseload generation
throughout the US
Develop steady
pipeline of baseload
opportunities to add
3 GW of new capacity
annually
Construct baseload
generation 35%
cheaper and faster
and make 5% annual
improvement
Originate long-term
off-take agreements
and equity sell
downs to ensure 30%
of construction is
sold forward
To become the
leading originator
and constructor of
baseload generation
throughout the US
Develop steady
pipeline of baseload
opportunities to add
3 GW of new capacity
annually
Construct baseload
generation 35%
cheaper and faster
and make 5% annual
improvement
Originate long-term
off-take agreements
and equity sell
downs to ensure 30%
of construction is
sold forward
PJM Development
Program
Incumbent Customer
Solutions Strategy
Industrial Partnerships
National Advocacy
Initiative
Proprietary Construction
Whole System Approach
Advantaged Relationships
With Top Contractors and
Manufacturers
Global Low-cost Country,
Scaled Sourcing Program
Learning Curve Codification
Muni/Co-op Solutions
Industrial Solutions
Equity Partnership
Solutions
Mission
Objectives
Strategies
Final fuel plan
Key
stakeholder
agreements
completed by
end of 2006
Geo-technical
evaluation
3 GW of sites
identified/secured
Preliminary
transmission
studies complete
Site engineering
complete
Preliminary air
modeling complete
Permit levels
identified and
discussed with
states
Outstanding Completed
Final fuel plan
Key
stakeholder
agreements
completed by
end of 2006
Geo-technical
evaluation
3 GW of sites
identified/secured
Preliminary
transmission
studies complete
Site engineering
complete
Preliminary air
modeling complete
Permit levels
identified and
discussed with
states
Outstanding Completed
TXU Has Focused Its Near-Term Ex-ERCOT Growth On The
Deregulated PJM and Northeast Markets
Northeast coal investment return analysis
06; IRR
Target entry zones Target entry zones
Low
High
Status of PJM development
effort
TXU Announced 9.1 GW of New Coal Capacity To Meet The
Future Power Needs Of Texas
Milam Lignite 581 Sandow 5
McLennan PRB 1,716 Tradinghouse 3, 4
Mitchell PRB 858 Morgan Creek 7
Rusk PRB 858 Martin Lake 4
Titus PRB 858 Monticello 4
Valley 4
Lake Creek 3
Big Brown 3
Oak Grove 1, 2
Unit
Robertson Lignite 1,634
Fannin PRB 858
McLennan PRB 858
PRB
Fuel
Freestone
County
858
Net
Capacity
MW
Milam Lignite 581 Sandow 5
McLennan PRB 1,716 Tradinghouse 3, 4
Mitchell PRB 858 Morgan Creek 7
Rusk PRB 858 Martin Lake 4
Titus PRB 858 Monticello 4
Valley 4
Lake Creek 3
Big Brown 3
Oak Grove 1, 2
Unit
Robertson Lignite 1,634
Fannin PRB 858
McLennan PRB 858
PRB
Fuel
Freestone
County
858
Net
Capacity
MW
TXU is using its current, advantaged sites to expand capacity in
ERCOT
Tradinghouse
Lake Creek
Morgan Creek
Valley
Monticello
Martin Lake
Big Brown
Oak Grove
Sandow
Tradinghouse
Lake Creek
Morgan Creek
Valley
Monticello
Martin Lake
Big Brown
Oak Grove
Sandow
TXU Is Also Working With Regulated Entities To Deliver New
Generation At Lower All -In Costs
TXU has had more than 10 unsolicited requests for development projects in regulated markets
76-79
50-53
17
4
5
Increased
capital
costs
TXU
target
Increased
fuel costs
Regulated
cost
expecta -
tions
Breakeven power prices for TXU ’s Power
Generation Program
06E; $/MWh
Operational
disadvan -
tages
TXU ’s current origination efforts include up to
10 GW of new generation …
…to provide potential customers with long -
term, low -cost power
2.5 3 Letters of intent
1
3.5 4 Advanced discussions
4 5 Preliminary discussions
0 0 Definitive agreements
10 12 Total
GW Units Status
2.5 3 Letters of intent
1
3.5 4 Advanced discussions
4 5 Preliminary discussions
0 0 Definitive agreements
10 12 Total
GW Units Status
1 Letter of intent signed or in approval process.

TXU Development: Meeting America's Energy Challenges

Improving New Build Construction Performance Could Enable Displacement Of Existing, Inefficient Generation…

Generation reinvestment economic comparison (PV/I = 1.3)
06; $/MWh

Variable cost
Fixed cost
Capital recovery
80
48
2
16
78
7
3
68
71-74
18
7
46-48
~60
21
4
23-26
40-43
18
4
17-20
16
7
3
68
63
5
43
10
28
6
SOx emissions cost
CCGT ($6.60/ MMBtu gas price)
Nuclear
IGCC
Advanced coal – TXU reference plant target¹
Advanced coal – potential next wave reference plant²
Nuclear (existing)
Old CCGT ($6.60/ MMBtu gas price)
Old un-scrubbed coal plants

If TXU could lower capital costs by ~30% and/or improve heat rate by 7%, TXU's next wave of coal plants could displace both gas and old coal plants

¹ $1,[illegible]/KW coal re build, 9.[illegible] MMBtu/MWh heat rate
² $800/KW coal re build, 8.5 MMBtu/MWh heat rate

5

…Potentially Opening Additional Markets For New Coal Plant Developments…

US 7X24 power prices
07E; $/MWh

Designing a business model for advanced coal to compete in markets with coal on the margin
7X24 prices
High
Low

Coal-on-coal competition represents a 78 GW market opportunity in the US

6

…By Creating An Opportunity To Replace Existing Coal With New Efficient Advanced Coal

US coal fleet heat rates
06; Percent of US coal generation capacity

100% = 313 GW

>12 HR
8-9 HR
11-12 HR
4%
2%
22%
34%
9-10 HR
10-11 HR
38%

US coal fleet ages
06; Percent of US coal generation capacity

100% = 313 GW

41-50yrs
>50yrs
<10yrs
10-20yrs
16%
8%
1%
9%
34%
32%
31-40yrs
21-30yrs

Almost 60% of generation capacity is more than 30 years old and has a heat rate of above 10.0

7

TXU Believes That Tougher Environmental Standards…

TXU is redefining environmental standards for regulated emissions…

…and CO_2 emissions over the long-term

CO_2 emissions rate
20E; Tons/MWh

0.80
0.96
0.54
0.42
Peaking gas (11 HR)
Coal today
Reduction levers
Long-term vision - CCGT

TXU is working across the power value chain to commercialize technologies that will economically improve environmental performance

8

TXU Development: Meeting America's Energy Challenges

...Will Further Expand The Opportunity For New Coal Technology

Capacity of advanced coal to replace old coal
06; GW

Increase of emission cost	New coal capital cost ($/KW)			
	800	900	1,000	1,100
0%	78	64	51	39
50%	131	111	93	76
100%	170	157	141	124

Capacity of advanced coal to replace old coal with $20/ton CO_2 tax
06; GW

Increase of emission cost	New coal capital cost ($/KW)			
	800	900	1,000	1,100
0%	135	109	86	71
50%	186	162	141	125
100%	212	201	177	166

Tighter environmental regulation will significantly increase the opportunity to build cleaner advanced coal to replace inefficient old coal

9

Captive Industrial Demand Provides Another Potential Channel For New Efficient Baseload Capacity

Oil sands growth will create enormous demand for power generation...

Equivalent electricity capacity/boiler size requirement
06-20E; GW

8-12 GW new build
2.7-3.7
6.6-7.6
8.4-11.6
10.8-14.1
06E
10E
15E
20E

...however, the power demand from oil shale recovery will be almost double that of oil sands

Projected production and power requirement

Power needed for heating[1]
10E-30E; GW
Future oil shale production
10E-30E; MMbpd
Production
Power needed
10E
15E
20E
25E
30E

Power demand growth in the oil sands and oil shale could total up to 50GW

[1] Does not include electricity needs for freeze wall, production, or transport
Source: Shell Exploration and Production Company, Oil Shale Review (J. Lahemera), RAND, U.S. Congressional testimony, team analysis

10

283
Incremental growth
160
Advanced coal replacing existing coal
78
Advanced coal replacing existing gas
45
Total US growth opportunity (06-20)

9
2-4
5-10
16-23
ERCOT
Merchant PJM
Customer business
Total

11

...And Is Positioned To Be A Long-Term Leader In Power Development

Low
High

Key capability	TXU	Description
Development expertise		Internal group of professionals with global experience in multiple technology developments
Transmission expertise		Internal group with development and nodal modeling capabilities across multiple regions
Valuation and risk management		Proven track record of value creation, capital allocation, and risk management
Construction expertise		Proprietary Whole System Approach to construction
Global supply chain management		Successfully implemented global sourcing effort to reduce construction cost and time
Baseload operational and fuel handling expertise		Track record of best in class performance and experience in fuel handling and blending
National advocacy		Developing national capabilities to augment strong Texas skill base
National regulatory expertise		Developing national capabilities to augment strong Texas skill base

12

TXU Construction: Redefining Generation Construction

Redefining Baseload Construction Processes Are Key To The TXU Power Development Company Strategy

1

TXU Has Implemented A New Business Model To Make Step Change Improvements In Construction Cost And Time

All-in construction cost estimates for announced US supercritical coal units 05-06; $/KW

1,700-2,000
1,733
1,669
1,635
1,600
1,576
1,518
1,450
30%
1,100
Recent anecdotes
Plant A
Plant B
Plant C
Plant D
Plant E
Plant F
Plant G
TXU target
Time from permit to online
39
45
53
54
59
47
-
30-32

TXU has leveraged scale to achieve significant cost and time savings

2

The Improvements Were Fundamentally Enabled By The Scale Of The Build

Cost to construct reference plants 06; $/KW

2,000
530
215
85
70
1,100
Typical "brownfield" build estimate
Scale procurement savings
Design and specifications
Overhead scale
Project management
TXU target

TXU's goal is to translate its high performance construction model into a sustainable competitive advantage to support long-term growth

3

Scale Has Created Substantial Savings That Suppliers Were Willing To Share With TXU

The TXU program allowed suppliers to remove waste from their process...

Overall equipment effectiveness Percent

31%
65
12
5
3
85
Typical equipment effectiveness
Reduced die change-overs
Reduced speed losses
Reduced rework
Optimized equipment effectiveness

...translating to step change improvements in delivery time

Number of units

34%
TXU reference plant program
Eight individual steam turbine unit build-out
0
1
2
3
4
5
6
7
8
9
10
14
18
22
26
30
34
38
42
46
50
Months

By utilizing 100% of GE's manufacturing space in Schenectady, TXU was able to move the turbine equipment off of the construction critical path

4

TXU Construction: Redefining Generation Construction

TXU

TXU Continues Progress Towards A Target Of $1100/KW Build Cost Via Major Equipment And Materials Sourcing…

Key equipment	Sourcing status: Awarded	In negotiation	Estimated based on bids received	Initial Bechtel estimates
Power block	100%	0	0	0
Eng. Equipment	0%	17%	74%	9%
Bulk Materials	31%	0	1%	68%
Sub-Contracts	40%	0	0	60%
Sub Total	56%	7%	12%	25%

TXU plans to have the book closed by first quarter of 07

5

…And Delivering TXU's High Performance Schedule

Construction on the Sandow 5 unit is progressing according to schedule

6

Construction Learning Curves In Other Industries Suggest Strong Improvement Potential For Coal Plant Construction

E&P example

Lower costs…
Platform costs
96-98; $ thousands/ton

36%
14.4
11.3
9.2
A
96
B
97
C
98

…in less time
E&C time
94-97; Years/platform

44%
5.3
3.0
94
97

Other companies have created a distinct competitive advantage leveraging the scale of their construction investment to reduce the costs and time of construction

7

TXU Has Already Seen The Potential For Improvement Through Equipment Sourcing In Low-Cost Countries (LCC)…

Coal plant component costs
06; $/KW

40%
26%
42%
98
58
77
57
335
195
Sourced in US
Sourced in LCC
Boilers
Turbines
Balance of plant

TXU sees even more potential to leverage LCC sourcing to reduce costs

8

TXU Construction: Redefining Generation Construction

...Translating To Lower Construction Costs...

Normalized low-cost country construction cost
06; $/KW
540
80
230
850
Low-cost country coal plant
Incremental environmental capital
US labor adjustment
US normalized

Accessing the low-cost countries for manufactured components may allow TXU to create a significantly lower cost plant

9

...And Estimated Manufacturing Capacity Implies That TXU Can Access These Markets

Net new LCC coal capacity additions
05-15E, GW
"Generation equipment segment will experience a downturn after the strong performance of '06-'07 due to fewer equipment order in '08-'10"
- Morgan Stanley Analyst
Current LCC OEM equipment production capacity is 66 GW
Potential excess capacity
16 18 16 21 31 59 65 66 43 42 42 28 29 30 31 32
00 01 02 03 04 05 06E 07E 08E 09E 10E 11E 12E 13E 14E 15E

TXU has an opportunity to leverage LCC power equipment OEM network to realize far lower prices

10

Moving Down This Learning Curve Will Open Up New Opportunities For Baseload Growth

Breakeven conditions to displace other generation
06; $/KW capital cost
2,200
1,800
1,400
1,000
600
Displace new gas
Displace existing gas
Today
Displace old coal
TXU vision
7.5
8.0
8.5
9.0
9.5
Plant heat rate
$/MMBtu

Next generation build will require step-change improvements as seen in other industrial construction programs

11

TXU's Goal Is To Translate Learning Curve Improvements To Make Other Technologies More Competitive

Technology
Horizon 1
0-5 years
Horizon 2
5-15 years
Improvement needed to be competitive with SCPC
Wind
Constructible
Cost effective with subsidies
47%
Gas
Constructible
Reliable
83%
SCPC
Constructible
Reliable
Cost effective
n/a
IGCC
Constructible
Reliable
Cost effective
50%
Nuclear
Constructible
Reliable
Cost effective
44%

12

TXU Power: Achieving Operational Excellence

TXU Power Has A Structurally Advantaged Portfolio In A Market With Strong Fundamentals

Large portfolio
05; TWh of deregulated generation

151
142
Includes coal new build
68
67
63
50
45
44
42
28
EXC
TXU
NRG/TGN
PPL
FE
EME
AYE
D
ETR

ERCOT full load average implied heat rate¹
06; MMBtu/MWh

10
20
30
40
50
60
70
80
Cumulative GWs

Robust wholesale power prices
05; $/MWh

74
67
61
NPCC
WECC
FRCC
ERCOT
RFC
SPP
SERC
MRO

Low coal prices¹
07E; $/MMBtu

1.7
2.0
2.0
MRO
TXU
SPP
WECC
RFC
SERC
FRCC
NPCC

1

TXU Is Redefining Excellence In Its Power Operations…

Mission

Objectives

Strategies

- Reliability Optimization Initiative
- Reliability Centered Maintenance Program
- Worldwide Supply Chain Management
- Power Optimization Center Integration

2

…Maintaining Industry-Leading Safety Performance…

Fossil plant lost time rate
05-06; Incidents/200,000 hrs

0.13
0.08
0.00
Target
EEI top decile
05
YTD 06

Nuclear lost time rate
05-06; Incidents/200,000 hrs

Target
0.00
0.00
0.00
EEI top decile
05
YTD 06

TXU Power continues to improve on its impressive safety performance record by setting targets well below top decile performance for fossil generation

3

…And Matching Long-Term High Performance Trends Across Other Heavy Industries

Industry productivity improvements (CAGR)
83-03¹; Percent

3.4
2.4
2.3
2.3
1.5
0.7
6.7
Steel (workers /ton)
Telecom ($/line)
Gas pipelines ($)
Railroads ($/ton-mile)
Refining (bpd Through-put)
US Generation O&M ($/MWh)
TXU Power O&M 05-08E ($/MWh)

TXU Power is planning for continuous productivity improvement that matches other competitive industries

4

TXU Power: Achieving Operational Excellence

TXU Has Dramatically Improved Its Coal Fleet Performance...

Actual result
Current plan
Previous plan
Lignite/coal fleet annual net production
03-08E; TWh[1]
43.2
44.1
45.9
46.1
47.2
47.6
06-08
3%
Top decile performance
03
04
05
06E
07E
08E
Lignite/coal fleet non-fuel O&M[2]
03-08E; $/KW (net current capacity)
27.42
26.43
25.93
24.36
21.37
20.59
06-08
15%
Top decile performance
03
04
05
06E
07E
08E

[1] Annual net production based on GADS meters
[2] Excludes environmental and new build costs

5

...As Well As Nuclear Performance...

Actual result
Current plan
Previous plan
Nuclear production
03-08E; TWh
17.7
19.1
19.4*
19.9
19.6*
19.6*
Top decile performance
03
04
05
06E
07E
08E
Non-fuel O&M[2]
03-08E; $/MWh
12.04
12.37
11.01*
10.11
10.14*
9.69*
Top decile performance
03
04
05
06E
07E
08E

* Normalized for multiple units refueled in the same year and the 65 day outage to replace Unit 1 steam generators in 07
[2] O&M Excludes one time expenses

6

...And Is Investing To Improve Its Emissions Performance

SO_2 emissions
Lbs/MMBtu
63%
TXU* 0.37
A 0.47
B 0.49
C 0.66
D 0.73
E 0.76
F 0.88
G 0.96
H 0.98
I 0.98
US avg 1.00
J 1.06
K 1.06
L 1.23
M 1.26
N 1.27
O 1.29
P 1.34
Q 1.61
R 1.67
NO_x emissions
Lbs/MMBtu
82%
TXU* 0.06
B 0.10
G 0.20
F 0.24
K 0.29
N 0.30
H 0.30
E 0.32
J 0.33
US avg 0.33
L 0.34
R 0.34
C 0.36
P 0.36
D 0.36
Q 0.38
O 0.39
I 0.40
A 0.41
M 0.42
Hg emissions
Millionths of lbs/MMBtu
30%
C 2.29
TXU* 3.00
F 3.08
P 3.12
I 3.33
Q 3.33
A 3.40
D 3.79
K 3.89
J 3.93
US avg 4.26
G 4.43
E 4.66
H 4.91
O 6.08
L 6.11
N 6.12
R 6.41
M 6.93
B 8.31

The combination of investment in the newest emissions control technology and an innovative voluntary retrofit program will make TXU's coal fleet the cleanest large scale fleet in the nation

* TXU after new power generation development program and retrofits
Source: 2004 EPA

7

The TXU Academy Will Develop Technical, Leadership, And Operational Excellence Across Its Fleet Of Operators

All training for new hires before 2010 will occur at Martin Lake

Technical Training

- 10+ technical courses, including
  - Power block operations
  - Maintenance planning
  - Asset management
- Multiple instruction methods
  - Control room simulator
  - Classroom
  - "Hands-on" in plant

Operating System Training

- Basic to advanced courses in lean principles and techniques
- Focus on both teaching lean tools and performance management/coaching techniques
- Leverages plants for "hands-on" training

Leadership Training

- Operations and Project Management programs developed with McCombs School of Business, Executive Education at The University of Texas at Austin
- CEO/senior executives lead modules

8

TXU Electric Delivery: Driving Utility Performance Across The US

TXU Electric Delivery Has An Advantaged Structural Position

Large customer base
05; Millions of customers

5.3
5.0
4.3
4.2
3.2
3.0
3.0
2.7
2.3
2.2
EXC
PCG
FPL
SO
ED
TXU
PGN
ETR
D
DUK

A unique business model that looks more like a FERC pipeline than a traditional utility

	Traditional T&D comparables	Gas LDC's	Pipeline MLP's	FERC TransCo	TXU Electric Delivery
Regulation	State	State	FERC	FERC	State
Capital tracker	No	No	No	Yes	Yes
Commodity risk	Yes	Yes	No	No	No
Retail customers	Yes	Yes	No	No	No

High growth
06E-15E; Percent annual growth

2.4
2.3
2.2
2.1
1.9
1.6
1.4
1.3
FRCC
ERCOT
WECC
SERC
MRO
RFC
NPCC
SPP

Supportive regulatory environment

Outstanding
Above Average
Average
Below Average

TXU Electric Delivery is a scale player in a high-growth region

1

Successful Execution Of TXU Electric Delivery's Long-Term Growth Strategy Depends On Operational Excellence

Mission

Objectives

Strategies

2

TXU Electric Delivery Is Investing In Technology And Infrastructure To Improve Reliability And Drive Efficiency

U.S. electric delivery company performance
05; SAIDI[1]

Top quartile cost
Top quartile SAIDI
300
225
150
75
0
50
100
150
200
250
TXU 05
Target
TXU 06E
Distribution O&M and capital cost ($/customer)

TXU Electric Delivery has achieved top quartile cost and reliability

[1] Excluding major events and planned outages; System Average Interruption Duration Index is defined as the number of minutes per year that the average customer is out of electric service

3

TXU Is Focused On Creating The 21st Century Grid Enabled By The Newest Technology…

Fiber Optics
Improves grid control through real-time, two-way communications link
Increases security through video surveillance of substations
Wholesale Power Provider
Transmission Substation
Substation
High-Voltage Transmission Lines
Transformer
Automated Meter Reading
Communicates outage instantly, eliminating need for phone call
Collects billing information through power lines
Gathers data that will help retail providers design new consumer and municipal services
Self-Healing Switches
Shortens outage time by sensing problems on lines, isolating the outage cause, and automatically restoring power to most customers through an alternate path
Residence

4

TXU Electric Delivery: Driving Utility Performance Across The US

TXU

…And Is Investing To Enhance Reliability And Meet The Growing Demand For Power

Energizing the grid: Average annual capex investment
81-11E; $ millions

- *ERCOT estimates that at least 20 GW of new generation will need to be connected to the grid by 2010*
- *Electric Delivery will spend more than $360 million to enhance service quality through advanced technology*

5

This Strategy Is Further Enabled Through An Innovative Partnership With Infrastrux Energy Services…

TXU Electric Delivery		IES
Asset Owner Business Excellence	**Asset Manager** Asset Excellence	**Asset Service** Service Excellence
▪ Finance & Accounting ▪ Communications ▪ Regulatory & Legal ▪ Rates ▪ REP Relations ▪ Community/Customer Relations ▪ ERCOT Interface ▪ Human Resources ▪ Environmental Standards & Policy	▪ Transmission Grid Management ▪ Distribution Operating Centers ▪ Investment Strategy & Planning ▪ Maintenance Strategy ▪ Technology Management ▪ System Protection ▪ Engineering Standards ▪ System Planning ▪ Performance Management ▪ Information Management	▪ Field Services ▪ Engineering ▪ Storm/Trouble Response ▪ Construction ▪ Maintenance ▪ Environmental Lab & Waste Management ▪ Transformer Shop ▪ Supply Chain & Sourcing ▪ Fleet Management ▪ Safety & Training ▪ Work Management

TXU has established more than 100 metrics to ensure continued high quality utility service to customers

6

…That Will Provide A Platform To Help Meet The Growing Infrastructure Needs Across The US…

Historical and estimated T&D capex
94-10E; Nominal $ billions

Increased capital spend growth from reliability upgrades, new generation connection, congestion relief, organic growth and technology advances
Trans-mission
Distri-bution
11.8 10.4 10.7 10.7 12.3 13.0 14.0 14.8 15.4 15.5 17.3 19.6 20.6 21.4 22.6 23.3 24.1
9.2 8.3 8.4 8.7 10.3 10.4 10.4 11.1 11.6 11.4 13.2 13.7 14.2 14.5 15.0 15.4 15.9
2.6 2.1 2.3 2.0 2.0 2.6 3.6 3.7 3.8 4.1 4.1 5.9 6.4 6.9 7.6 7.9 8.2
94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10

Growth in annual investment through 2010 is projected to be about 7% for transmission and 3% for distribution

7

…And Support Opportunities To Consolidate The Fragmented National T&D Infrastructure

Share of gross transmission & distribution PPE
05; Percent

100% = $684 billion

A 5
B 5
C 5
D 5
E 4
F 4
G 4
H 4
I 3
J 3
TXU 3
K 3
L 3
Other IOUs (n=93) 48

In addition, more than 500 public power utilities representing over $100 billion in transmission and distribution plant operate in the US

8

TXU Energy: Growing Through Innovation And Superior Service

TXU Energy Is The Largest Competitive Retailer In The High-Growth ERCOT Market

Large competitive customer base
Oct 06; Millions of customers[1]

2.0
1.7
0.7
0.2
0.2
0.1
TXU
RRI
Direct Energy
Stream Energy
First Choice
Gexa

High growth
06-15E; Percent annual growth

2.4
2.3
2.2
2.1
1.9
1.6
1.4
1.3
FRCC
ERCOT
WECC
SERC
MRO
RFC
NPCC
SPP
Source: NERC

Highly competitive market
Oct 06; Number of certified ERCOT retailers

43
55
72
95
106
102
01
02
03
04
05
06
Sources: PUC, KEMA

Strong demand (annual consumption)
04; Residential MWh/household

16.0
15.2
15.0
14.8
14.6
14.3
14.2
14.1
10.9
10.4
9.9
7.0
6.9
TN
LA
AL
SC
MS
VA
FL
TX
US
OH
PA
NY
CA
Source: EIA

1

TXU Energy Will Leverage Its Core Capabilities In North Texas To Grow Its Business...

Mission

To become the national leader in competitive retail electricity

Objectives

Strategies

2

...In The Most Competitive Retail Electric Power Market In The US...

Net incumbent switch rates
Sep 06; Percent of load*

73
85
34
7
19
4.9X local phone
1.8X long distance
Large Business
Small-Med Business
Residential
TX Local phone after 4 years
Long distance after 4 years
ERCOT retail switching

Net residential incumbent switch rates
Oct 05-Sep 06; Percent of load*

34
Over 10X the nine region average
10
8
3
3
2
2
0.3
0.3
0.0
TX
NY
MA
CT
PA
DC
MD
OH
CA
NJ

"I know of no society that has been marked by a large measure of political freedom, and that has not also used something comparable to a free market to organize the bulk of economic activity."
Milton Friedman

3

...With Extremely Competitive Margins...

North Texas residential net margin[1]
02-08E; Percent

30
20
10
0
-10
-20
-30
Jan 02
Jan 03
Jan 04
Jan 05
Jan 06
Jan 07
Jan 08
TXU Energy expecting 5-10% sustainable net margins

Since the market opened, margins have been volatile and low and are expected to remain competitive in the future

4

TXU Energy: Growing Through Innovation And Superior Service

…That Texans Strongly Support

Awareness of competition[1]
Jun-Aug 06; Average percent

87
91
87
TXU ED
Center-point
AEP Central

Support for competition[2]
Jun-Aug 06; Average percent

85
86
84
TXU ED
Center-point
AEP Central

AREP customer by choice[3]
Jun-Aug 06; Average percent

94
88
89
TXU
Reliant
CPL

AREP price/value rating[4]
Jun-Aug 06; Average percent

88
88
86
TXU
Reliant
CPL

[1] Awareness defined as percentage of customers who are aware of their ability to choose a provider
[2] Support of competition defined as percentage of customers who are aware of competition and who moderately/strongly support Texas electric competition
[3] Customers aware of electricity competition who say they have chosen to stay with their AREP
[4] Customers who perceive the value of service in relation to price paid as fair, good, very good, and excellent
Source: TXU Energy, random digit dial among all households in these areas (n=~256 responses per TDSP)

5

TXU Energy Is Focused On Delivering Industry-Leading Customer Service…

TXU is committed to best in class service…

Average speed to answer (ASA)
03-YTD 06[2]; Seconds

268
39
11
11
Target
03
04
05
YTD 06

…and resolving customer issues immediately

First call resolution[1]
03-YTD 06[2]; Percent

51
57
61
65
Target
03
04
05
YTD 06

[1] Survey of customers who responded that issue was resolved in one call
[2] YTD is nine months ended September 30

6

…And Developing The Most Innovative Offering Of New Low Cost Products

* 100% Renewable

Active residential single family offers from incumbent providers[3]
06; cents/kWh

Average Undiscounted PTB 16.4 cents/kWh
Low Income
TXU PTB
FC PTB[2]
*
*
RRI PTB
*
CPL PTB[1]
WTU PTB[1]

Residential customers also have other offers available from new entrants

[1] Denotes full, undiscounted Price to Beat. CPL and WTU provide existing Residential customers as of 6/1/2006 a discounted PTB (Direct Electricity Plan™) which is priced at 16.6 and 16.3 cents/kWh respectively in their two service areas. Both price points are included on the chart.
[2] First Choice Power has filed for a PTB fuel factor adjustment that will result in a lower PTB if approved by the PUCT.
[3] For Residential customers with an average usage of 1,300 kWh per month (average for single family), excluding any applicable one-time incentives or claw-back credits. Time periods for prices and offers shown varies. Shown all known offers currently available for customer enrollment by incumbent providers in their historical service areas including renewable products as of 11/6/2006. TXU Energy low income discount funded by TXU Energy.
Source: TXU Energy, Power to Choose website (11/6/2006), retailer websites

7

TXU's Objective Is To Profitably Grow Volumes In Texas And Potentially Expand Outside Of Texas

TXU's retail business model will support load growth in Texas…

ERCOT residential load
06-10E; TWh

30
33
Out of territory
4
11
In territory
26
22
06
10E

	06	10E
Market share	38%	40%

…and provide the foundation for growth outside of the Texas market

Active competition
Potential competition

The combination of unique product offerings, competitive prices, and differentiated customer service will allow TXU to grow its retail business

8

Risk Management

TXU

TXU's Gas Position Is Derived From Its Baseload Generation Fleet

ERCOT generation portfolio: average variable cost
04-06E; $/MWh

At $6 gas:
Power price = $48
Coal margin = $32
Nuclear margin = $43
At $12 gas:
Power price = $96
Coal margin = $80
Nuclear margin = $91
Demand
Gas price= $12.00
Gas price= $6.00
200
150
100
50
0
0
10
20
30
40
50
60
70
Wind costs
Nuclear costs
Coal costs
CCGT costs
Cumulative Capacity (GW)
Gas/oil costs
Gas prices set ERCOT power prices 95% of the time
If gas price goes…
…price of wholesale power goes…
…TXU Power's margin goes…
= "Long" Gas

1

While The Fundamental Drivers Suggest Short-Term Weakness In Natural Gas…

Increases in forecasted US supply …
05-08E; BCF/d

1.8 BCF/d
61.9
62.5
63.0
63.7
05
06E
07E
08E

…and storage levels at or near historic highs
End of October US natural gas storage
00-06; TCF

2.7
3.1
3.1
3.1
3.3
3.2
3.5
00
01
02
03
04
05
06

A more rapid ramp up in supply coupled with benign storm season has led to short-term weakness in the gas market

2

…The Long-Term Fundamentals Continue To Support Historically High Natural Gas Prices

US and Canada gas supply and demand
(12 BCF/d LNG addition)
10E; $/MMBtu

2010 demand
Price range=$5.50-$7.00
12
10
8
6
4
2
0
0
10
20
30
40
50
60
70
80
90
Cumulative Capacity
BCF/d

Natural gas price forecasts
06E-10E; $/MMBtu

$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
NYMEX
CERA
EIA
PIRA
07
08
09
10
11
12

While the gas curve is slightly backwardated, fundamentals still support historically high prices

3

Demand Growth Will Drive Short-Term Heat Rate Recovery, Which Will Be Reset By The TXU New Build

ERCOT market 7X24 heat rates (HSC)
06E-11E; MMBtu/MWh

Long-term heat rate to support coal new build @$2,000/KW
Long-term heat rate to support CCGT new build @$600/KW
8.3
1.0
0.1
0.1
0.1
0.0
1.0
8.0
2006E heat rate
Demand growth
Demand destruction
Wind generation increases
CCGT generation increases
Unmothballed gas peakers
Baseload capacity additions
2011E heat rate
Details
•2.1% yearly demand growth
•1.6 GW per year
•1.1 GW of destruction
•2.8 GW
•1.2 GW
•2.4 GW
•TXU coal (9.1 GW)
•S.A. Power (0.8 GW)

Long-term heat rates must increase to send the economic signal for sub-scale builders to add capacity

4

Risk Management

TXU

TXU Has Hedged A Significant Portion Of Its Near-Term Natural Gas Exposure

Natural gas position
07E-09E; Million MMBtu

	07E	08E	09E
Current baseload	475	485	485
9 GW new build in Texas	-	-	195
Retail/forward sales[1]	(300)-(370)	(230)-(330)	(160)-(320)
Natural gas hedges	(110)	(150)	(260)
Planned power sales	-	-	(30)-(60)
Expected underlying position	~(5) to 65	~5 to 105	~40 to 230

Heat rate position
07E-09E; Million MWh

	07E	08E	09E
Current baseload	62	62	63
9 GW new build in Texas	-	-	26
Retail/forward sales[1]	(34)-(42)	(19)-(27)	(16)-(31)
Planned power sales	-	-	~(7)
Expected underlying position	~20-28	~35-43	~51-66

TXU has mitigated 1.5 billion MMBtu of natural gas exposure through 2012 while the retaining the majority of the underlying heat rate position

[1] Assumes that over time the native market retail position acts as a short position while net margin remains within sustainable range of 5 to 10%, reflecting changes in underlying commodity prices, heat rates, TDSP charges, and other costs to serve retail load. Ranges reflect estimated potential impact of net margins outside of sustainable range. Includes wholesale power positions and fixed LC&I contracts.

5

While Retail Served As A Resilient Hedge In 05 And 06, The Long-Term Sustainable Margins Are Expected To Be 5-10%

North Texas residential net margin[1]
02-08E; Percent

30
20
10
0
-10
-20
-30
Jan 02
Jan 03
Jan 04
Jan 05
Jan 06
07
08
09
Expecting 5-10% sustainable net margins

Retail served as a hedge to natural gas moves in 05 (in a rising gas price environment) and 06 (in a falling gas price environment)

6

In The Long Term, TXU Will Continue To Evaluate Portfolio Options To Manage Risks…

	Option	Description	Potential strategies
1	Life of plant PPAs	• Sell forward power for the life of the plant to municipalities/cooperatives	• Texas new build PPA process
2	Equity sell down	• Reduce the corresponding risk exposure proportional to percentage of equity sale	• Texas new build equity process
3	Ex-ERCOT expansion	• Diversify the portfolio through participation in multiple markets with different market dynamics and potentially different gas and CO_2 regulation	• PJM expansion
4	Technology diversification	• Access to multiple technologies changes the risk exposure and profile relative to gas price and carbon risk	• Nuclear • IGCC
5	Merger or divestiture	• Executing a merger or divestiture provides a means to eliminate exposure across markets, technologies, and regulatory regimes	• Ex-ERCOT generator

TXU will continue to optimize its portfolio to manage risks

7

…As Well As Capitalization Through Its "Cash Scrubber"

TXU Business Units
Cash Flow from Operations and Asset Sales
"Customer" Capital
Excess
Growth Capital
Financial Flexibility
Excess
Dividend Payout
Excess
Retained for investment
Repurchases or Distributions
Yes
Yes, if
Yes, until in 08+
Yes
• Quality service
• Production reliability
• PV/ investment threshold of 1.3
• 26-36% cash returned <6 yrs
• EBITDA/interest >6.0
• Debt/EBITDA: <2.6
• Debt/MEV: 30% to 60%
• Payout 30-40% of operational earnings
Debt Holders
Equity Holders

The cash scrubber will govern the allocation of operating cash flow and the deployment of growth capital

8

TXU Earnings Drivers

TXU

	Earning Power Impact	07	11
	May business plan	5.75	9.75-10.00[1]
Commodities	*Lower wholesale power price reduce gross margins for TXU Power and reduce TXU Energy's gross margin as lower wholesale prices passed on to customer; PRB increases*	~(.20)	~(1.20)
Capital Allocation	*Increased growth investment, reduced OCF, and higher prices for share repurchases reduce the # of share repurchases*	~(.15)	~(.50)
Selldowns	*Selldown reduces risks and improves capital returns but reduces EPS*	0	~(.45)
	November business plan	5.25-5.55	7.55-7.85

1 2010 indicative earnings as of May 06

1

The Revised 07 Outlook Reflects Pricing Actions In Retail, Generation Investments And Generation Productivity Improvements

Consolidated – operational EPS walk-forward
Previous 07E to Revised 07E; $ per share after tax

Performance Driver	Income Statement Category	07E
Previous 07E indicative operational earnings		~5.75
Productivity gains	Operating revenues, O&M expense	0.10
Retail pricing and marketing actions; demand response	Operating revenues, SG&A expense	(0.25)
Technology and development investments	SG&A, Interest expense	(0.05)
Generation growth investments - change in timing/size of share repurchases	Change in diluted shares outstanding	(0.15)
Revised 07E operational earnings outlook[1]		5.25-5.55

Operational earnings for 07E are expected to be lower due to the effects of lower commodity prices on retail prices and technology and generation growth investments

1 Excludes one-time fees and expenses associated with syndication of expected TXU Power Development Company financing package.

2

Indicative 07E-08E Growth Rate Reflects Impact Of Retail And Hedge Prices, Higher Fuel Costs And Capital Allocation

Operational EPS indicative growth rate
07E-08E; percent

Performance Driver	Income Statement Category	07E-08E
Retail prices/differential between 07 and 08 hedge price levels	Operating revenues	(5.0)
Fuel costs	Contribution margin	(2.5)
Dual outage cost at Comanche Peak	Contribution margin, O&M expense	(0.5)
Share repurchases	Change in diluted shares outstanding	5.5
07E-08E indicative growth rate[1]		(2.5)

1 Excludes one-time fees and expenses associated with syndication of expected TXU Power Development Company financing package.

3

The Texas Build Program Provides Strong Growth Over The Next 5 Years

TXU indicative long-term operational EPS growth with ERCOT generation development pro forma
07E-11E; $ per share, percent

Performance Driver	07E-11E
07E outlook	5.25-5.55
Commodity price movements (roll-off of 07 hedges, open position)	(0.48)
Retail pricing and marketing actions	(0.32)
Coal and nuclear fuel prices	(0.33)
Performance improvements, retail and T&D growth	0.43
Share repurchases/capital allocation model	0.85
11E indicative operational EPS – existing businesses	5.40-5.70
Indicative earnings from ERCOT power generation development[1]	2.60
Impact of ERCOT plant sell-downs[2]	(0.45)
11E indicative operational EPS including power generation development	7.55-7.85
07E-11E annual growth rate (percent CAGR)	~8 to 10%
Estimated 2011E sensitivity to +/- $1.00 natural gas price move[3]	+/-0.65

Including the impact of the ERCOT development program, TXU's estimated 5-year annual growth rate is ~8 to 10%

1 Indicative pro forma for 2011; assumes all new units in operation for full year. The indicative pro forma will change as EPC, financing, hedging, equity sell-downs and other terms are finalized and as the permitting and construction process unfolds, among other factors. Reflects forward natural gas/power curves as of [illegible].
2 Assumes sell-down of 3 GW [illegible] and that proceeds from sell-down are deployed using the company's capital allocation philosophy.
3 Estimated sensitivity including base business portfolio and new build program, net of natural gas hedges and [illegible]; assumes [illegible] as a partial short position while net margin remains within acceptable range of 5 to 10%.

4

TXU Earnings Drivers

TXU

Difference In Growth Rate Relative To Nov 05 EEI View Reflects Commodity Prices, Productivity Improvements And The Expansion Of The ERCOT Program

Indicative 11E operational EPS, current business plan, vs. 10E operational EPS, Nov. 2005 plan
07E-11E; $ per share

Performance Driver	10E vs. 11E
Nov. 05 EEI plan – 10E operational EPS	6.10-6.40
Commodity price movements	0.10
Fuel costs	(0.25)
Productivity improvements	0.45
Change in ERCOT power generation development*	0.80
Change in diluted shares outstanding/interest expense	0.35
Current business plan - 11E operational EPS	7.55-7.85

* As of November 06, only Oak Grove and Sandow 5 [illegible] planned; as of November 06, [illegible] planned for Texas market, with [illegible] 3 GW planned sell-down. Also see slide [illegible] for other current plan assumptions.

5

Difference In Growth Rate Relative To May 2, 2006 View Reflects Commodity Prices, Fuel Costs, And Growth Investments

Indicative 11E operational EPS, current plan, vs. 10E operational EPS, May 06 plan
07E-11E; $ per share, percent

Performance Driver	
May 06 plan – 10E operational EPS	9.75-10.00
Base business	
Lower wholesale prices and retail prices	(0.33)
Higher fuel costs	(0.28)
Performance improvements	0.11
ERCOT plant development	
Lower wholesale prices (11 vs. 10 hedge pricing)	(0.29)
Lower wholesale prices (open position)	(0.14)
Higher fuel costs	(0.32)
Higher production (full year all plants), other expenses	0.04
Impact of potential ERCOT sell-downs	(0.86)
Redeployment of capital from ERCOT sell-downs	0.40
Capital allocation (operating cash flow changes, growth investments)	(0.48)
Current business plan - 11E operational EPS[1]	7.55-7.85

* See slide [illegible] for current plan assumptions.

6

Differences In Capital Allocation Model, Current Vs. May 06 View

Cash available for investment/distribution, current business plan vs May 06 plan
07E-11E; Mixed measures

Performance Driver		Cash flows
Incremental 11E cash flow available under capital allocation model	$ mm	1,000
Higher share price for repurchases ($5/share)	$ mm	(450)
Lower cash from operational earnings (primarily wholesale prices, fuel)[1]	$ mm	(750)
Growth investments, 07E-11E[2]	$ mm	(1,500)
Total change – cash available for investment/distribution	$ mm	(1,700)
11E EPS impact from capital allocation	$ EPS	(0.48)
Estimated proceeds from equity sell-downs	$ mm	1,500
11E EPS impact of share repurchases following sell-down	$ EPS	0.40
Net EPS impact from capital allocation	$ EPS	(0.08)

1. Also includes cash impact of special bonus to customers of ~$175 mm pre-tax associated with [illegible] 2006, payable over three quarters.
2. Includes approximately $500 mm investments [illegible] in current coal plants and an estimated $1 billion investment in growth initiatives.

7

Potential EBITDA
11E-15E; $ billions

7-14% CAGR
~6.7
1.0
0.5
6.2
2.5
2.5
11.2
TXU 2011E[1] (including ERCOT new build)
Backwar-dated commodity environment
Core business performance improvements
TXU 2015E in Texas only scenario
Advanced coal on gas opportunity
Advanced coal on coal opportunity
2015E potential

* See slide [illegible] for current plan assumptions.

8